UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 18, 2006


                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


              001-32361                            65-0635748
      (Commission file number)        (I.R.S. Employer Identification No.)

                     250 Australian Avenue South, Suite 400
                            West Palm Beach, FL 33401
          (Address of principal executive offices, including zip code)


                                 (561) 805-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a)   Dismissal of Previous Independent Registered Public Accounting Firm

      On August 18, 2006, Metropolitan Health Networks, Inc. (the "Company") dismissed Kaufman, Rossin & Co., P.A. ("Kaufman") as its independent registered public accounting firm. The decision to dismiss Kaufman was approved by the Audit Committee of the Company's Board of Directors.

      Kaufman's audit reports on the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Kaufman on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and in the subsequent interim period from January 1, 2006 through August 18, 2006, there were:

            (i) no disagreements between the Company and Kaufman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kaufman, would have caused Kaufman to make reference to the subject matter of the disagreement in their reports on the financial statements for such years; and

            (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Kaufman with a copy of this disclosure and has requested that Kaufman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Kaufman agrees with the above statements. A copy of such letter will be filed by amendment to this Form 8-K.

      (b) Engagement of New Independent Registered Public Accounting Firm

      On August 24, 2006, the Company engaged Grant Thornton LLP ("GT") as its new independent registered public accounting firm. The decision to engage GT was approved by the Audit Committee of the Company's Board of Directors. During the Company's two most recent fiscal years and in the subsequent interim period from January 1, 2006 through August 24, 2006, neither the Company nor anyone acting on its behalf consulted with GT regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2006


                                       METROPOLITAN HEALTH NETWORKS, INC.



                                       By:  /s/ Roberto Palenzuela
                                          ----------------------------
                                       Roberto Palenzuela
                                       Secretary and General Counsel